Exhibit 99.2
Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 1 Veeco (Nasdaq: VECO) February 15, 2023 Q4 & FY 2022 Financial Results Conference Call

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 2 Safe Harbor This presentation contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, the impact of the COVID-19 pandemic, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics, including the effects of the COVID-19 pandemic on the Company’s operations and on those of our customers and suppliers; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this presentation. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 3 CEO Overview Bill Miller, Ph.D.

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 4 2022 – A Year of Progress Solidly Executing Multi-Year Growth Strategy ✓ Progress in laser annealing, IBD for semi, power, photonics ✓ Robust evaluation program in place with high customer acceptance rate ✓ San Jose expansion – Completed Achieved Leveraged Growth ✓ 11% overall revenue growth for Company ✓ Non-GAAP operating income grew faster than revenue Developed Silicon Carbide Market Strategy ✓ Accelerate SiC market penetration via acquisition ✓ Long-term driver of growth and profitability Commitment to Culture and Corporate Responsibility ✓ Appointed additional female Board member ✓ Published 3rd sustainability report highlighting commitment to ESG ✓ Implemented Leadership Training Program Positioned for solid 2023 ✓ Positive book-to-bill with significant backlog growth ✓ Strengthened balance sheet with robust cash flow from operations IBD – Ion Beam Deposition SiC – Silicon Carbide ESG – Environmental, Social, Governance A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 5 FY 2022 Highlights $646M $100M $1.57 Revenue Non-GAAP Operating Income Diluted Non-GAAP EPS • 11% YoY revenue growth • Record year of semiconductor revenue • Up 50% YoY • Led by Laser Annealing • Backlog grew by $60M to $500M • $108M in CFFO • Mixed demand environment • Supply chain challenges persist Solid performance in a challenging environment A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 6 Q4 2022 Highlights $154M $24M 38¢ Revenue Non-GAAP Operating Income Diluted Non-GAAP EPS • Semiconductor momentum continues • $33M in CFFO • Mixed demand environment • Supply chain challenges persist with signs of improvement Solid quarter in a challenging environment A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 7 Veeco Acquires Epiluvac – Deal Rationale • Veeco to enter SiC market faster • Epiluvac’s team along with Veeco’s capability will fast-track product roadmap execution • Epiluvac’s system achieves high productivity, is easy to maintain and has superior process control • Veeco’s supply chain, manufacturing and go-to-market capabilities will facilitate product ramp and accelerate market penetration 2 3 1 • Veeco expects meaningful value creation resulting from expansion into the SiC epitaxy equipment market Accelerated Access to High-Growth SiC Markets Complementary Technology and Capabilities Long-Term Driver of Growth and Profitability

Epiluvac Extends Veeco's Reach into SiC Epitaxy Market

- Rapidly growing demand for SiC devices driven by multiple strong and stable end-markets including automotive, industrial and energy
- SiC device market is expected to experience significant growth translating into strong demand for SiC epitaxy equipment
- Large future revenue opportunity attracting significant investment from many key players in the semiconductor industry



78%
EV

SiC Device Market (1)



~30% CAGR
~$2B
~$6B
2023
2027

SiC Epitaxy Equip. Market (2)



~15% CAGR
~$250M
~$500M
2023
2027

8

Q4 & FY 2022 Financial Results Conference Call
Copyright © 2023 Veeco Instruments Inc. All Rights Reserved.

(1) Worldwide SiC device total available market estimates according to Yole Group
(2) SiC epitaxy equipment total available market estimates according to Yole Group and internal estimates

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 9 Veeco Acquires Epiluvac – Transaction Overview ▪ Veeco acquired Epiluvac AB, a privately held Swedish manufacturer of Silicon Carbide (SiC) epitaxy systems ▪ Purchase price is $30 million of cash upfront from Veeco’s balance sheet ▪ Additional performance based earn-outs up to $35 million ▪ Transaction closed on January 31, 2023 ▪ Epiluvac is an early-stage revenue company with 11 employees ▪ Impact to Veeco’s Non-GAAP financial results is not expected to be material in 2023 ▪ Revenue expected in 2024 ▪ Deal is expected to be slightly accretive to Non-GAAP EPS in 2024

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 10 CFO Financial Review John Kiernan

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 11 FY 2022 Revenue by Market & Region 57% 19% 13% 11% Revenue by Market Revenue by Region Scientific & Other Semiconductor Compound Semiconductor Data Storage 36% 31% 19% 14% EMEA China United States Rest of APAC $646M Revenue Trend ($M) FY 20 FY 21 FY 22 Semiconductor 166 247 369 Compound Semi 108 107 121 Data Storage 123 169 88 Scientific & Other 57 60 68 Total 454 583 646 Amounts may not calculate precisely due to rounding. ROW is negligible

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 12 FY Operating Results In millions (except per share amounts) GAAP Non-GAAP FY 21 FY 22 FY 21 FY 22 Revenue $583.3 $646.1 $583.3 $646.1 Gross Profit 242.3 263.1 245.1 271.0 Gross Margin 41.5% 40.7% 42.0% 41.9% Operating Expenses 185.6 202.9 158.5 171.2 Operating Income 56.7 60.3 86.6 99.8 Net Income 26.0 166.9 73.6 89.6 Diluted Earnings Per Share $0.49 $2.71 $1.43 $1.57 Diluted Shares 53.6 65.6 51.5 63.4 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 13 Q4 2022 Revenue by Market & Region 16% 61% 11% 12% Revenue by Market Revenue by Region Scientific & Other Semiconductor Compound Semiconductor Data Storage 42% 25% 19% 14% EMEA China United States Rest of APAC $154M Revenue Trend ($M) Q4 21 Q3 22 Q4 22 Semiconductor 65 100 94 Compound Semi 35 28 25 Data Storage 37 28 17 Scientific & Other 16 16 18 Total 154 172 154 Amounts may not calculate precisely due to rounding. ROW is negligible

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 14 Q4 Operating Results In millions (except per share amounts) GAAP Non-GAAP Q3 22 Q4 22 Q3 22 Q4 22 Revenue $171.9 $153.8 $171.9 $153.8 Gross Profit 70.0 62.9 72.2 65.1 Gross Margin 40.7% 40.9% 42.0% 42.3% Operating Expenses 52.4 49.5 43.9 41.3 Operating Income 17.6 13.4 28.4 23.8 Net Income 15.0 128.9 26.0 21.9 Diluted Earnings Per Share $0.27 $2.00 $0.45 $0.38 Diluted Shares 65.2 65.7 63.5 63.5 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 15 Balance Sheet and Cash Flow Highlights $ millions Q4 21 Q3 22 Q4 22 Cash & Short-Term Investments 225 272 303 Accounts Receivable 110 143 124 Inventories 171 188 207 Accounts Payable 44 51 52 Long-Term Debt Including Current Portion 229 274 275 Cash Flow from Operations 17 47 33 DSO (days) 64 75 73 DIO 173 161 196 DPO 46 46 52 Capital Expenditures 9 6 3 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 16 Q1 2023 Guidance GAAP Non-GAAP Revenue $130M - $150M $130M - $150M Gross Margin 37% - 40% 39% - 41% Operating Expenses $49M - $51M $42M - $44M Net Income / (Loss) $(1M) - $8M $6M - $15M Diluted Earnings / (Loss) Per Share $(0.03) – $0.16 $0.12 - $0.28 A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 17 Market Update Bill Miller, Ph.D.

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 18 Mobility and Immersive User Experience Connecting people on the move with technologies such as 5G, sensors, advanced displays The Cloud High speed communication and storage of enormous amounts of data Differentiated Technologies Aligned with Megatrends Compound Semiconductor Semiconductor Megatrends Growth Markets Core Technologies Laser Annealing AP Lithography Ion Beam Wet Processing MOCVD Transformation of the Automotive Industry Electrification and autonomous advancements High Performance Computing/AI Faster and more efficient computing to enable large scale data center applications and artificial intelligence Data Storage Ion Beam Deposition Ion Beam Etch AI – Artificial Intelligence 5G – Fifth generation wireless technology CVD – Chemical Vapor Deposition AP – Advanced Packaging MOCVD – Metal Organic Chemical Vapor Deposition SiC CVD

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 19 2023 Priorities – Executing Our Growth Strategy Protect ▪ Product Development ▪ Advance evaluation program ▪ SiC market penetration ▪ Safety ▪ Culture ▪ Outperform WFE in Semiconductor revenue ▪ Revenue growth in Data Storage ▪ Maintain profitability ▪ Supply chain ▪ Customer satisfaction Growth & Profitability Committed to our strategy through a challenging macro environment Execute Innovate & Invest Strategy Execution

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 20 Thank You Q&A

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 21 Backup and Financial Tables

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 22 Historical Revenue by End-Market $M 2019 2020 2021 2022 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Semiconductor 175.6 37.4 37.5 33.6 57.4 165.9 51.6 53.7 76.3 65.4 247.1 77.6 97.5 100.4 93.8 369.4 Compound Semi 85.9 18.4 17.8 26.6 45.2 107.9 24.8 24.2 23.3 34.7 107.0 37.1 31.1 28.1 24.9 121.2 Data Storage 84.1 38.9 28.3 36.9 19.2 123.3 41.0 52.0 39.3 36.5 168.8 21.6 21.5 27.7 16.7 87.5 Scientific & Other 73.8 9.8 15.1 15.0 17.1 57.0 16.4 16.4 11.4 16.3 60.5 20.1 13.8 15.7 18.4 68.0 Total 419.3 104.5 98.6 112.1 138.9 454.2 133.7 146.3 150.2 153.0 583.3 156.4 164.0 171.9 153.8 646.1 Amounts may not calculate precisely due to rounding.

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 23 Convertible Notes as of December 31, 2022 (1) Conversion price for 2027 Convertible Notes includes the effect of the Capped Call transaction (2) Weighted average (3) Reflects the adoption of ASU 2020-06, effective January 1, 2022 (4) In January 2023, our $20.2 million dollars of outstanding 2.70% convertible senior notes matured and were fully settled by payment in cash. Amounts may not calculate precisely due to rounding. Convertible Debt Principal Amount Carrying Value Coupon Annual Cash Interest Annual Non-Cash Interest3 Initial Conversion Price Convertible Notes Due Jan 2023 $20M $20M 2.7% $0.5M $0.1M $40.03 Convertible Notes Due Jan 2025 $133M $131M 3.5% $4.6M $0.5M $24.00 Convertible Notes Due June 2027 $125M $123M 3.75% $4.7M $0.4M $18.461 Total Convertible Debt $278M $274M 3.6%2 $9.8M $0.9M Total Convertible Debt as of January 15, 20234 $258M $254M 3.6%2 $9.3M $0.9M

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 24 Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Supplemental Information—GAAP to Non-GAAP Reconciliation

In millions	Q3 22	Q4 22	2022	2021
Net sales	$171.9	$153.8	$646.1	583.3
GAAP gross profit	70.0	62.9	263.1	242.3
GAAP gross margin	40.7%	40.9%	40.7%	41.5%
Add: Share-based comp	1.2	1.2	4.6	2.4
Add: Other	1.1	1.0	3.3	0.4
Non-GAAP gross profit	$72.2	$65.1	$271.0	$245.1
Non-GAAP gross margin	42.0%	42.3%	41.9%	42.0%

In millions	Q3 22	Q4 22	2022	2021
GAAP Net income	$15.0	$128.9	$166.9	$26.0
Add: Share-based comp	6.2	6.0	23.0	15.2
Add: Amortization	2.5	2.5	10.0	12.3
Add: Transition expenses related to San Jose expansion project	1.9	1.8	6.2	2.0
Add: Depreciation of PP&E fair value step-up for purchase accounting	0.1	-	0.3	0.3
Add: Interest expense	2.3	1.6	9.3	26.0
Add: Other (income) expense, net	0.2	-	-	5.0
Add: Tax expense (benefit)	0.2	(117.1)	(116.0)	(0.4)
Non-GAAP operating income	$28.4	$23.8	$99.8	$86.6

In millions, except per share amounts	Q3 22	Q4 22	2022	2021
GAAP Basic weighted average shares	49.9	49.9	49.9	49.1
GAAP Diluted weighted average shares	65.2	65.7	65.6	53.6
GAAP Basic EPS	$0.30	$2.58	$3.35	$0.53
GAAP Diluted EPS	$0.27	$2.00	$2.71	$0.49
GAAP Net income	$15.0	$128.9	$166.9	$26.0
Add: Share-based comp	6.2	6.0	23.0	15.2
Add: Amortization	2.5	2.5	10.0	12.3
Add: Transition expenses related to San Jose expansion project	1.9	1.8	6.2	2.0
Add: Depreciation of PP&E fair value step-up for purchase accounting	0.1	-	0.3	0.3
Add: Non-cash interest expense	0.2	0.2	0.9	13.8
Add: Other (income) expense, net	-	-	-	5.0
Add: Release of valuation allowance on DTA	-	(105.0)	(105.0)	-
Add: Tax adjustment from GAAP to Non-GAAP	(0.1)	(12.7)	(12.9)	(1.1)
Non-GAAP net income	$26.0	21.9	89.6	$73.6
Non-GAAP basic EPS	$0.52	$0.44	$1.79	$1.50
Non-GAAP diluted EPS	$0.45	$0.38	$1.57	$1.43
Non-GAAP basic weighted average shares	49.9	49.9	49.9	49.1
Non-GAAP diluted weighted average shares	63.5	63.5	63.4	51.5

In millions	Q3 22	Q4 22	2022	2021
GAAP operating expenses	51.4	$49.5	$202.9	$185.6
Share-based compensation	(5.0)	(4.9)	(18.4)	(12.9)
Amortization	(2.5)	(2.5)	(10.0)	(12.3)
Other	(1.0)	(0.8)	(3.2)	(1.9)
Non-GAAP operating expenses	43.9	$41.3	$171.2	$158.5

Amounts may not calculate precisely due to rounding.

25 Q4 & FY 2022 Financial Results Conference Call
Copyright © 2023 Veeco Instruments Inc. All Rights Reserved.

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 26 Non-GAAP Adjustments GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $153.8 $153.8 Gross Profit 62.9 1.2 — 1.0 65.1 Gross Margin 40.9% 42.3% Operating Expenses $49.5 (4.9) (2.5) (0.8) $41.3 Operating Income $13.4 6.0 2.5 1.8 $23.8 Net Income $128.9 6.0 2.5 (115.6) $21.9 Q4 2022 Actual: GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. Income per Diluted Common Share GAAP Non-GAAP Net Income $128.9 $21.9 Add: Interest on Convertible Senior Notes 2.7 2.5 Net income available to common shareholders 131.6 24.4 Basic weighted average common shares 49.9 49.9 Add: Dilutive effect of share-based awards 0.8 0.8 Add: Dilutive effect of 2023 Convertible Senior Notes 0.5 0.5 Add: Dilutive effect of 2025 Convertible Senior Notes 5.5 5.5 Add: Dilutive effect of 2027 Convertible Senior Notes 8.9 6.8 Diluted weighted average common shares 65.7 63.5 Basic income per common share $2.58 $0.44 Diluted income per common share $2.00 $0.38 Other Non-GAAP Adjustments Transition expenses related to San Jose expansion project $1.8 Subtotal 1.8 Non-cash Interest Expense 0.2 Release of valuation allowance on deferred tax assets (105.0) Non-GAAP tax adjustment (12.7) Total Other $(115.6)

Q4 & FY 2022 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 27 FY 2022 Actual: GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. Income per Diluted Common Share GAAP Non-GAAP Net Income $166.9 $89.6 Add: Interest on Convertible Senior Notes 10.8 9.8 Net income available to common shareholders 177.8 99.4 Basic weighted average common shares 49.9 49.9 Add: Dilutive effect of share-based awards 0.7 0.7 Add: Dilutive effect of 2023 Convertible Senior Notes 0.5 0.5 Add: Dilutive effect of 2025 Convertible Senior Notes 5.5 5.5 Add: Dilutive effect of 2027 Convertible Senior Notes 8.9 6.8 Diluted weighted average common shares 65.6 63.4 Basic income per common share $3.35 $1.79 Diluted income per common share $2.71 $1.57 Other Non-GAAP Adjustments Transition expenses related to San Jose expansion project $6.2 Depreciation of PPE fair value step-up associated with the Ultratech purchase accounting 0.3 Subtotal 6.5 Non-cash Interest Expense 0..9 Release of valuation allowance on deferred tax assets (105.0) Non-GAAP tax adjustment (12.9) Total Other $110.4 Non-GAAP Adjustments GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $646.1 $646.1 Gross Profit 263.1 4.6 — 3.3 271.0 Gross Margin 40.7% 41.9% Operating Expenses $202.9 (18.4) (10.0) (3.2) $171.2 Operating Income $60.3 23.0 10.0 6.5 $99.8 Net Income $166.9 23.0 10.0 (110.4) $89.6

Q1 2023 Guidance

(in millions, except per share amounts)

Reconciliation of GAAP to non-GAAP Financial Data					
		Non-GAAP Adjustments			
	GAAP	Share-Based Compensation	Amortization	Other	Non-GAAP
Net Sales	$130–$150				$130–$150
Gross Profit	48–61	1	—	—	49–62
Gross Margin	37%–40%				39%–41%
Operating Expenses	$49–$51	(5)	(2)	(1)	$42–$44
Operating Income	$(1)–$10	6	2	1	$8–$19
Net Income	$(1)–$8	6	2	(1)	$6–$15
Income per Diluted Share	$(0.03)–$0.16				$0.12–$0.28

Reconciliation of GAAP Net Income to non-GAAP Operating Income	
GAAP Net Income	$(1)–$8
Share-Based Compensation	6
Amortization	2
Interest Expense, Net	1
Income tax expense (benefit)	0-1
Other	0–1
Non-GAAP Operating Income	$8–$19

Income per Diluted Common Share	GAAP	Non-GAAP
Net Income	$(1)-$8	$6–$15
Add: Interest on Convertible Senior Notes	0-1	0-2
Net income available to common shareholders	(1)-9	6-17
Basic weighted average common shares	50	50
Add: Dilutive effect of share-based awards	1	1
Add: Dilutive effect of 2023 Convertible Senior Notes	-	-
Add: Dilutive effect of 2025 Convertible Senior Notes	-	0-6
Add: Dilutive effect of 2027 Convertible Senior Notes	0-9	0-7
Diluted weighted average common shares	51-60	51-64
Income per diluted common share	$(0.03)-$0.16	$0.12-$0.28

Amounts may not calculate precisely due to rounding.

28 Q4 & FY 2022 Financial Results Conference Call
Copyright © 2023 Veeco Instruments Inc. All Rights Reserved.